UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2003

JABIL CIRCUIT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10560 Dr. Martin Luther King Street North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 577-9749

N/A

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Ex-99.1 June 18, 2003 Press Release

Item 7. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

     The following exhibit is furnished herewith pursuant to Item 9 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated June 18, 2003.

Item 9. Regulation FD Disclosure.

     The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.

     On June 18, 2003, Jabil Circuit, Inc. issued a press release announcing its results of operations for the third quarter ended May 31, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL CIRCUIT, INC. (Registrant)

	By:	/s/ Chris A. Lewis

Chris A. Lewis, Chief Financial Officer

Date: June 18, 2003

EXHIBIT INDEX

99.1	Press Release dated June 18, 2003.